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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 2, 2003
                                  ------------
                          EDAC TECHNOLOGIES CORPORATION
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                 ----------------------------------------------
                 (State or other jurisdiction or incorporation)

                    0-14275                      39-1515599
                   ---------                    ------------
           (Commission File Number)     (I.R.S. Employer I.D. Number)

         1806 New Britain Avenue
         Farmington, CT                                       06032
         -----------------------                            ----------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (860) 677-2603
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              (Registrant's telephone number; including area code)


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Item  5.  Other Events.

         On April 2, 2003, the Company issued the press release attached hereto as Exhibit 99.1 announcing the restructuring of its outstanding obligations to the Company's former lender.

Item 7.     Financial Statements and Exhibits.

     (c)    Exhibits

            99.1 Press Release dated April 2, 2003, announcing the restructuring of the Company's obligations to the Company's former lender.

            99.2 Press Release dated April 2, 2003, announcing the Company's financial results for the fiscal year and quarter ended December 28, 2002.

Item 9.     Regulation FD Disclosure.

            On April 2, 2003, the Company issued the press release attached hereto as Exhibit 99.2 announcing its financial results for the fiscal year and quarter ended December 28, 2002.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EDAC TECHNOLOGIES CORPORATION
Date:  April 2, 2003
                                   BY     /s/ Glenn L. Purple
                                            --------------------------------
                                            Glenn L. Purple
                                            Vice President-Finance and
                                            Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

99.1 Copy of Press Release dated April 2, 2003, announcing the restructuring of the Company's obligations to the Company's former lender.

99.2 Copy of Press Release dated April 2, 2003, announcing the Company's financial results for the fiscal year and quarter ended December 28, 2002.






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